SIMMONS FIRST NATIONAL CORPORATION

(NASDAQ-GS: SFNC)

FDIC Acquisition of Excel Bank

October 19, 2012

Forward-Looking Statement

Certain statements contained in this presentation may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company's stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its Common Stock on favorable terms and other risk factors. Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report.

Transaction Overview

Structure	▪ Our lead bank, Simmons First National Bank, has purchased and assumed certain assets and liabilities from the FDIC as receiver of Excel Bank based in Sedalia, Missouri
Assets	▪ Total Assets of $201million – $161 million of loans and OREO under a Purchase & Assumption Agreement with the FDIC, with $127 million covered by a 80% loss-share agreement, at a discount of $21.0 million
Liabilities	▪ Total Deposits of $182 million, of which $79 million are non-time deposits, with no deposit premium paid
Other	▪ Acquired 4 branches in Missouri – Sedalia, Green Ridge, Lee's Summit (Kansas City MSA) and Kirkwood (St. Louis MSA) ▪ All regulatory approvals have been received ▪ Transaction closed on October 19, 2012

Excel Bank

Target Highlights

Headquarters:	Sedalia, MO
Year Established:	1964
Branches:	4
Assets:	$201million
Deposits:	$187 million
Loans:	$161 million



Excel Branch

Source: SNL Financial; data as of 6/30/12

Pro Forma Highlights


Excel Branch
Truman Branch
SFNC Branch
Topeka
Kansas City
St. Louis
Wichita
Springfield
Fayetteville
Little Rock
Pine Bluff
35
70
44
55
30

Pro Forma Highlights

Ticker:	SFNC
Headquarters:	Pine Bluff, AR
Founded:	1903
Branches:	92
Assets:	$3.6 billion
Loans:	$2.0 billion
Deposits:	$3.0 billion

Source: SNL Financial and Company documents
Pro forma data as of 6/30/12; pro forma financial highlights exclude purchase accounting adjustments

Strategic FDIC Acquisition

Rationale

Natural market expansion within Missouri

- Provides market expansion within Missouri and into the MSAs of Kansas City and St. Louis
  - Five total branches in the St. Louis MSA
  - Five total branches in the Kanas City MSA
- Delivering on our message – successful expansion within our targeted market
- Opportunity and capability to grow Missouri market
- Proven FDIC acquiror
  - Excel Bank will represent our 4th FDIC-Assisted transaction since the beginning of 2010

Financials

Positive impact across all operating metrics

- Immediately accretive to EPS
- Utilizes a portion of our excess capital
  - IRR exceeds internal thresholds
  - Additional excess capital to acquire more than $1.0 billion in FDIC deals
- Maintains our well capitalized position
  - Pro forma tangible common equity ratio greater than 9.6%
  - Pro forma leverage ratio greater than 10.8%

Low Risk

Minimal risk with FDIC loss share coverage

- 80% loss share coverage on $127 million in loans and OREO
- Dedicated SFNC credit team conducted thorough, on-site due diligence
  - Conservative purchase accounting credit mark provides adequate coverage
- FDIC resolution team has successfully managed two previous transactions
- Experience with loss share accounting

Sedalia Market Highlights


BOTHWELL



Stable Market

- County seat of Pettis County
- Located 100 miles east of Kansas City
- Whiteman Air force Base
- Home to the Missouri State Fair
- In 2006, Sedalia was recognized as one of Missouri's DREAM Initiative communities - supporting the redevelopment and revitalization of Sedalia's historic downtown

Major Employers

Bothwell Regional Health Center

ALCAN

Tyson

HAYES LEMMERZ

WATERLOO

St. Louis Market Highlights





Projected 2016 Median HHI


$80,000
$60,000
$40,000
$20,000
$43,755
$67,832
$57,536
SFNC
St. Louis
U.S.

Attractive Market

- The St. Louis MSA is home to 9 Fortune 500 Companies (6th most in the country)
- St. Louis has the 2nd lowest cost of living of America's 20 largest metro areas
- The St. Louis metro area also ranks 7th in Lowest Cost of Business in the U.S.
- Over 30 institutions of higher education and 120,000 university students in Greater St. Louis

Fortune 500 Companies

MONSANTO
EMERSON
Charter
RGA
GraybaR
EXPRESS SCRIPTS
CENTENE Corporation
Ameren
Peabody

Sources: St. Louis Regional Chamber & Growth Association, KPMG, U.S. Census Bureau, SNL Financial
Deposit data as of 6/30/11
Projected median household income is deposit weighted by county

Kansas City Market Highlights



Projected 2016 Median HHI



$60,000
$50,000
$40,000
$30,000
$20,000
$43,755
$54,393
$57,536
SFNC
Kansas City
U.S.

Attractive Market

- Annual per household income of $53,500
- Kansas City is one of the fastest growing major job markets in the Midwest
- Home to 2.5 million people, Kansas City is a bi-state region including Kansas City KS-MO, St. Joseph, MO and Topeka, KS metropolitan areas
- Over 15 institutions of higher education in Greater Kansas City

Major Companies and Employers

- Sprint
- Seaboard Corporation
- YRC
- Garmin
- American Century Investments
- H&R Block

Sources: Kansas City Area Development Council
Projected median household income is deposit weighted by county

History of FDIC Acquisitions

#1 Southwest Community


May 2010
MISSOURI

- Springfield, MO
- $100 million Assets

#2 Security Savings


October 2010
KANSAS

- 9 KS Locations
- $480 million Assets

#3 Truman Bank


September 2012
MISSOURI

- St. Louis, MO
- $279 million Assets

<u>FDIC Opportunities</u>
2010 – Reviewed 8
Acquired 2
2011 – Reviewed 2
2012 – Reviewed 8
Acquired 2

#4 Excel Bank

- Sedalia, Green Ridge, Lee's Summit (Kansas City MSA) and Kirkwood (St. Louis MSA)
- $201million Assets


October 2012
MISSOURI

Excel Bank

Excel Bank Branches

Sedalia


EXCEL

Lee's Summit


EXCEL

Green Ridge



Kirkwood



Deposit Market Share

Sedalia, MO

Rank	Institution	Deposits ($mm)	Market Share
1	Central Bancompany Inc.	362	48%
2	Excel Bank	131	17%
3	U.S. Bancorp	107	14%
4	Warren Coutny Bancshares Inc	63	8%
5	Equity Bancshares Inc.	61	8%
6	County Agencies & Invts.	24	3%
7	Knott Holding Co.	9	1%
	Total For Institutions In Market	757	

Market Demographics

Market	Total Deposits in Market ($mm)	Median HH Income	2011 Population
Pettis County (Sedalia\Green Ridge)	757	$ 38,680	42,365
Kansas City MSA	42,697	$ 54,393	2,051,278
St. Louis MSA	64,123	$ 51,297	2,818,784

Source: SNL Financial
Deposit data as of 6/30/12

Remaining FDIC Opportunities

Number of banks with Texas Ratio > 150%


325 Mile Radius of Central Arkansas
(22 banks with $8 billion in total assets)
KS
1
MO
11
1
AR
4
3
0
1
1

Source: SNL Financial
Texas Ratio defined as NPAs + 90 / Tangible Common Equity plus Loan Loss Reserves; Texas Ratios adjusted for loans and OREO covered by the FDIC
Red highlighted states denote current branch footprint

Summary

- Strategic fit within expansion markets
- EPS accretive
- Provides source of revenue in low interest rate environment
- Leverages excess capital
- Capacity remains for additional acquisitions (FDIC or traditional deals)

SIMMONS FIRST NATIONAL CORPORATION

(NASDAQ-GS: SFNC)

FDIC Acquisition of Excel Bank

October 19, 2012